Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated February 8, 2017

to

Prospectus dated April 29, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 29, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 37 of the Prospectus before you decide to invest in shares of our common stock.

Waiver of a Portion of the Base Management Fee

Pursuant to the investment advisory and administrative services agreement, we have agreed to pay FSIC III Advisor a base management fee of 2.0% of the average weekly value of our gross assets, payable on a quarterly basis in arrears, as well as incentive fees based on the performance of our portfolio. FSIC III Advisor has agreed, effective February 3, 2017, to permanently waive a portion of the base management fee to which it is entitled under the investment advisory and administrative services agreement so that the fee received equals 1.75% of the average weekly value of our gross assets.

Fees and Expenses

This supplement supplements and amends the section of the Prospectus entitled “Fees and Expenses” by replacing such section in its entirety with the following:

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will indirectly bear. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “FS Investment Corporation III,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Expenses (as a percentage of offering price)(1)
Sales load(2)	None
Offering expenses(3)	1.50%

Total stockholder transaction expenses	1.50%

Annual expenses (as a percentage of average net assets attributable to common stock)(1)
Base management fee(4)	3.07%
Incentive fees payable under the investment advisory and administrative services agreement(5)	1.51%
Interest payments on borrowed funds(6)	1.73%
Other expenses7)	0.50%

Total annual expenses	6.81%
Fee waiver(8)	(0.26)%

Total annual expenses (after fee waiver)	6.57%

(1)	Amounts assume that we sell approximately $294 million worth of shares of our common stock during the twelve months following September 30, 2016, which represents the average monthly rate of capital raising during the three months ended September 30, 2016, annualized over twelve months. As of September 30, 2016, we had net assets of approximately $2.3 billion. Assuming we raise approximately an additional $294 million during the twelve months following September 30, 2016, we would receive net proceeds of approximately $291 million, resulting in estimated net assets of approximately $2.6 billion, and average net assets of approximately $2.4 billion, based on our net assets of approximately $2.3 billion as of September 30, 2016. The amounts also assume inclusion of proceeds from our financing arrangements, as of September 30, 2016, of $200 million from the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNPP, $250 million from the credit facility with Deutsche Bank AG, New York Branch, or Deutsche Bank, $400 million from the credit facility with JPMorgan Chase Bank, National Association, or JPM, $300 million from the repurchase agreement with Goldman Sachs Bank USA, or Goldman, and $150 million from the credit facility with Capital One, National Association, or Capital One (see Note 6 below), which results in average total assets of approximately $3.7 billion. We may draw down less than the full amount available under the financing arrangements. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the twelve months following September 30, 2016, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell approximately $294 million worth of our common stock during the twelve months following September 30, 2016.

(2)	Prior to the IBD Channel closing, sales of shares of our common stock in the offering were subject to a sales load of up to 10.0% of the public offering price of the shares, which consisted of selling commissions and dealer manager fees of up to 7.0% and 2.0%, respectively, of the public offering price of the shares. No selling commissions or dealer manager fees will be charged on purchases of shares of our common stock pursuant to this prospectus, and the Institutional offering price therefor does not include any sales load.

(3)	Amount reflects estimated offering expenses to be paid by us of up to $2.9 million if we raise $294 million in gross proceeds during the twelve months following September 30, 2016.

(4)

Our base management fee under the investment advisory and administrative services agreement is payable quarterly in arrears, and is calculated at an annual rate of 2.0%, subject to a fee waiver of 25 basis points, of the average weekly value of our gross assets, which are assumed to equal 153.73% of our average net assets as described in Note (1) above. The figure in the table is calculated on the basis of our assumed average net assets over the twelve months following September 30, 2016 and illustrates the effect of leverage. See “Investment Advisory and Administrative Services Agreement—Overview of FSIC III Advisor—Advisory Fees.” The base management fee shown in the table above is higher than the contractual rate because the base management fee in the table is required to be calculated as a percentage of the average value of our net assets, rather than the average weekly value of our gross assets.

(5)	Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to FSIC III Advisor in the twelve months following September 30, 2016. However, the incentive fee payable to FSIC III Advisor is based on our performance and will not be paid unless we achieve certain performance targets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of our common stock (including proceeds from our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program. The amount in the table above assumes that the subordinated incentive fee on income will be 1.51% of average net assets. This figure is based on the actual subordinated incentive fees on income accrued for the nine months ended September 30, 2016 and assumes that such amount represents the subordinated incentive fee on income that will be payable over the twelve months following September 30, 2016. The actual subordinated incentive fee on income as a percentage of our average net assets for the twelve months following September 30, 2016 may be higher or lower than this amount.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. The amount in the table assumes that the incentive fee on capital gains will be 0.00% of average net assets. This figure is based on the annualized incentive fee on capital gains accrued for the nine months ended September 30, 2016 and includes the amount that would be payable if our portfolio were liquidated as of such date, expressed as a percentage of our estimated average net assets for the twelve months following September 30, 2016. See “Investment Advisory and Administrative Services Agreement—Overview of FSIC III Advisor—Advisory Fees” for a full explanation of how this incentive fee is calculated.

(6)	On October 17, 2014, we entered into a committed facility agreement with BNPP, or the BNP facility, through a wholly-owned, special-purpose financing subsidiary. The BNP facility provides for borrowings in an aggregate amount up to $200.0 million with an interest rate equal to the three-month London Interbank Offered Rate, or LIBOR, plus 1.10% per annum.

On December 2, 2014, we entered into a revolving credit facility with Deutsche Bank, as administrative agent, each of the lenders and other agents from time to time party thereto, and Wells Fargo Bank, National Association, as the collateral agent and collateral custodian, or the Deutsche Bank credit facility, through a wholly-owned, special-purpose financing subsidiary. The Deutsche Bank credit facility provides for borrowings in an aggregate amount up to $250.0 million with an interest rate equal to three-month LIBOR (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.25% per annum.

On May 8, 2015, we entered into a senior secured term loan credit facility with JPM, as administrative agent, each of the lenders from time to time party thereto, Citibank, as collateral agent, and Virtus Group, LP as collateral administrator, or the JPM credit facility, through Jefferson Square Funding, LLC, or Jefferson Square, a wholly-owned, special-purpose financing subsidiary. The JPM credit facility provides for delayed-draw borrowings in an aggregate principal amount of up to $400.0 million and the borrowings accrue interest at a rate equal to three-month LIBOR plus 2.69% per annum.

On June 18, 2015, we entered into a debt financing arrangement with Goldman through two wholly-owned, special-purpose financing subsidiaries, pursuant to which up to $300.0 million is available to us with an interest rate equal to three-month LIBOR plus a spread of up to 2.50% per annum.

On August 13, 2015, we entered into a revolving credit facility with Capital One, as administrative agent, hedge counterparty, lead arranger and sole bookrunner, each of the conduit lenders and institutional lenders from time to time party thereto, and Wells Fargo Bank, National Association, as collateral agent, account bank and collateral custodian, or the Capital One credit facility, through Chestnut Hill Funding, LLC, or Chestnut Hill Funding, a wholly-owned, special-purpose financing subsidiary. The Capital One credit facility provides for borrowings in an aggregate principal amount up to $150.0 million on a committed basis with an interest rate equal to LIBOR for each 1-month, 2-month or 3-month interest period, as elected by Chestnut Hill Funding, in each case plus an applicable spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of assets for the relevant period.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” for a discussion of the financing arrangements.

The figure in the table assumes we borrow the full amount available under each financing arrangement as of September 30, 2016 and that the annualized weighted average borrowing costs under the financing arrangements, including amortized costs and expenses, is 3.22%. Because the total assumed borrowing ($1.3 billion) represents 53.73% of our assumed average net assets for the twelve months following September 30, 2016 ($2.4 billion), the borrowing cost as a percentage of net assets set forth in the table above is 1.73% (or 53.73% of 3.22%).

(7)	Other expenses include accounting, legal and auditing fees, excise and state taxes, as well as the reimbursement of the compensation of administrative personnel and fees payable to our directors who do not also serve in an executive officer capacity for us or FSIC III Advisor. The amount presented in the table reflects estimated amounts we will pay during the twelve months following September 30, 2016 assuming we raise approximately $294 million during such time.

(8)	Effective February 3, 2017, FSIC III Advisor has agreed to permanently waive a portion of the base management fee to which it is entitled under the investment advisory and administrative services agreement so that the fee received equals 1.75% of the average weekly value of our gross assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above (including the applicable fee waiver) and that all stockholders would pay no sales load and offering expenses of 1.5% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return (none of which is subject to our incentive fee on capital gains):(1)	$65	$164	$264	$511
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return resulting entirely from net realized capital gains (all of which is subject to our incentive fee on capital gains):(2)	$74	$191	$305	$581

(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis in any of the indicated time periods.

(2)	Assumes no unrealized capital depreciation.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Because the example assumes, as required by the SEC, a 5.0% annual return, no subordinated incentive fee on income would be accrued and payable in any of the indicated time periods. Our performance will vary and may result in a return greater or less than 5.0%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of the most recent Institutional offering price or at such price necessary to ensure that shares are not sold at a price per share that is below our net asset value per share. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

Portfolio Management

This supplement supplements and amends the section of the Prospectus entitled “Portfolio Management—Key Personnel of the Investment Sub-Adviser” by deleting the seventh paragraph thereof in its entirety.